UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): August 1, 2021
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 2, 2021, Colony Bankcorp, Inc., a Georgia corporation (the “Company” or “Colony”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its previously-announced merger (the “Merger”) with SouthCrest Financial Group, Inc., a Georgia corporation (“SouthCrest”), pursuant to that certain Agreement and Plan of Merger by and between Colony and SouthCrest, dated as of April 22, 2021 (the “Merger Agreement”). At the closing, SouthCrest merged with and into Colony, with Colony as the surviving corporation, followed by the merger of SouthCrest’s wholly-owned subsidiary bank, SouthCrest Bank, N.A., with and into the Colony’s wholly-owned subsidiary bank, Colony Bank, with Colony Bank as the surviving bank.

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on August 2, 2021 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment No. 1 to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of SouthCrest and its subsidiaries as of and for the years ended December 31, 2020 and 2019, and the notes related thereto, included in Amendment No. 1 to Colony’s Registration Statement on Form S-4 (No. 333-256651) filed with the SEC on June 8, 2021 and declared effective on June 10, 2021 (the “Registration Statement”) are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated financial statements of SouthCrest and its subsidiaries as of June 30, 2021 and for the three and six months ended June 30 2021 and 2020, and the notes related thereto, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of Colony and SouthCrest, including (a) the unaudited pro forma combined consolidated statements of income of Colony and SouthCrest for the six months ended June 30, 2021 and for the year ended December 31, 2020, in each case giving effect to the Merger as if it had occurred on January 1, 2020, and (b) the unaudited pro forma combined consolidated balance sheet of the Company and SouthCrest as of June 30, 2021, giving effect to the Merger as if it had occurred on June 30, 2021, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated April 22, 2021, by and between Colony Bankcorp, Inc. and SouthCrest Financial Group, Inc. (incorporated herein by reference to Exhibit 2.1 to Colony Bankcorp, Inc.’s Current Report on Form 8-K filed on April 22, 2021).

23.1	Consent of Wipfli, LLC
23.2	Consent of Porter Keadle Moore, LLP.
99.1
Audited consolidated financial statements of SouthCrest Financial Group, Inc. as of and for the years ended December 31, 2020 and 2019, and the notes related thereto (incorporated by reference to Amendment No. 1 to Colony Bankcorp, Inc.’s Registration Statement on Form S-4 (File No. 333-256651) filed with the SEC on June 8, 2021).

99.2	Unaudited consolidated financial statements of SouthCrest Financial Group, Inc. as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the notes related thereto.
99.3
Unaudited pro forma combined consolidated financial information of Colony Bankcorp, Inc. and SouthCrest Financial Group, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: October 15, 2021	By:	/s/ Tracie Youngblood
Tracie Youngblood
Executive Vice President and Chief Financial Officer